UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 22, 2007

THE BEAR STEARNS COMPANIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	File No. 1-8989 (Commission File Number)	13-3286161 (IRS Employer Identification No.)

383 Madison Avenue, New York, New York       10179

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code:          (212) 272-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 22, 2007, The Bear Stearns Companies Inc. and CITIC Securities Co., Limited jointly announced an agreement in principle to establish a comprehensive strategic alliance. A copy of the press release containing this announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release, dated October 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEAR STEARNS COMPANIES INC.

 By: /s/ Jeffrey M. Farber

Jeffrey M. Farber

Senior Vice President – Finance, Controller

(Principal Accounting Officer)

Dated:	October 22, 2007